UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 4, 2001


                                 C-COR.net Corp.
             (Exact name of Registrant as specified in its charter)

       Pennsylvania                     0-10726           24-0811591
(State or other jurisdiction of    (Commission File   (I.R.S. Employer
incorporation or organization)     Number)            Identification No.)

60 Decibel Road, State College, Pennsylvania              16801
   (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:           (814) 238-2461


         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

The purpose of this Form 8-K, is to file updated interim financial statements of ADC Telecommunications, Inc. - Broadband Communications Division and Subsidiaries (BCD) and pro forma information - see Item 7 - Financial Statements and Exhibits.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    The following financial statements and pro forma financial information exhibits are filed as part of this report:

     (a) Interim Period Financial Statements of BCD:

         Consolidated Balance Sheet (unaudited) - As of July 31, 2001

         Consolidated Statements of Operations (unaudited) - For the nine month periods ended July 31, 2001 and July 31, 2000

         Consolidated Statements of Cash Flows (unaudited) - For the nine month periods ended July 31, 2001 and July 31, 2000

         Note to Unaudited Interim Financial Statements

     (b) Pro forma financial information:

         Pro Forma Condensed Consolidated Balance Sheet (unaudited) as of June 29, 2001 with respect to the Registrant and July 31, 2001 with respect to BCD

         Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the year ended June 29, 2001 with respect to the Registrant and the year ended July 31, 2001 with respect to BCD

         Notes to Pro Forma Condensed Consolidated Financial Statements

     (c) Exhibits

          None

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 C-COR.net Corp.
                                 (Registrant)


Date: January 25, 2002             /s/ William T. Hanelly
                                 ---------------------------------------
                                       William T. Hanelly
                                       Chief Financial Officer, Secretary
                                          and Treasurer


                         ADC TELECOMMUNICATIONS, INC. -
                        BROADBAND COMMUNICATIONS DIVISION
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                               As of July 31, 2001
                                 (In thousands)

                                     ASSETS
CURRENT ASSETS:
Cash and cash equivalents ..........................................   $  1,059
Accounts receivable, net ...........................................      7,673
Inventories ........................................................     40,002
Prepaid income taxes and other assets ..............................      2,787

                                                                       --------
Total current assets ...............................................     51,521

PROPERTY AND EQUIPMENT, net ........................................      8,460

OTHER ASSETS .......................................................      1,229

                                                                       --------
                                                                       $ 61,210
                                                                       ========


                         LIABILITIES AND PARENT'S EQUITY

CURRENT LIABILITIES:
Accounts payable ...................................................   $  7,211
Accrued liabilities ................................................      8,238
Notes payable and current maturities of long-term debt .............      1,000
Payable to Parent ..................................................     53,654
                                                                       --------
Total current liabilities ..........................................     70,103


LONG-TERM DEBT, less current maturities ............................        473
                                                                       --------
Total liabilities ..................................................     70,576

PARENT'S EQUITY ....................................................     (9,366)

                                                                       --------
                                                                       $ 61,210
                                                                       ========


                         ADC TELECOMMUNICATIONS, INC. -
                        BROADBAND COMMUNICATIONS DIVISION
                 CONSOLIDATED STATEMENTS OF OPERATIONS-UNAUDITED

                                 (In thousands)


                                                           Nine Months Ended
                                                                July 31,
                                                        ------------------------
                                                            2001         2000
                                                         ----------   ----------
NET SALES ............................................   $  81,400    $ 122,762

COST OF PRODUCTS SOLD ................................      71,381       79,581
                                                         ----------   ----------
GROSS PROFIT .........................................      10,019       43,181
                                                         ----------   ----------
EXPENSES:
Research and development .............................      10,337       16,204
Selling and administration ...........................      31,730       26,842
Impairment charges ...................................      18,453           --
Goodwill amortization ................................         671        1,755
Nonrecurring charges .................................       4,067           --
                                                         ----------   ----------
Total expenses .......................................      65,258       44,801
                                                         ----------   ----------
OPERATING INCOME (LOSS) ..............................     (55,239)      (1,620)

OTHER INCOME (EXPENSE), NET:
Interest .............................................      (1,384)      (1,046)
Other ................................................         (13)      (1,709)
                                                         ----------   ----------
LOSS BEFORE INCOME TAXES .............................     (56,636)      (4,375)

BENEFIT FOR INCOME TAXES .............................      13,017        1,529
                                                         ----------   ----------
NET LOSS .............................................   $ (43,619)   $  (2,846)
                                                         ==========   ==========

                         ADC TELECOMMUNICATIONS, INC. -
                        BROADBAND COMMUNICATIONS DIVISION
                CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
                                 (In thousands)


                                                                                          Nine Months Ended
                                                                                              July 31,
                                                                                -----------------------------------
                                                                                     2001               2000
                                                                                ---------------    ----------------
OPERATING ACTIVITIES:
      Net loss ..............................................................   $      (43,619)   $       (2,846)
      Adjustments to reconcile net loss to net cash from
         Operating activities -
             Inventory and fixed asset write-offs (recovery) ................              124              (842)
             Depreciation and amortization ..................................            2,791             4,171
             Accounts receivable reserves ...................................            1,133                13
             Inventory reserves .............................................             (641)             (571)
             Impairment charges .............................................           18,453                --
             Changes in operating assets and liabilities, net of acquisitions
                      Accounts receivable ...................................           24,655             9,203
                      Inventories ...........................................            5,400             3,094
                      Prepaid income taxes and other assets .................            2,415            (4,152)
                      Accounts payable ......................................           (4,137)           (5,209)
                      Accrued liabilities ...................................           (5,989)           (2,704)
                                                                                --------------    --------------
                           Total cash provided by operating activities ......              585               157

                                                                                --------------    --------------

INVESTING ACTIVITIES:
      Acquisitions, net of cash acquired ....................................           (2,657)           (4,752)
      Property and equipment additions, net .................................             (388)           (3,791)
      Long-term investments .................................................               --             1,604
                                                                                --------------    --------------
                           Total cash used for investing activities .........           (3,045)           (6,939)
                                                                                --------------    --------------

FINANCING ACTIVITIES:
      Increase in debt and due to parent ....................................              823             6,451
                                                                                --------------    --------------
                           Total cash provided by financing activities ......              823             6,451
                                                                                --------------    --------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH .....................................              (91)               68
                                                                                --------------    --------------

DECREASE IN CASH AND CASH EQUIVALENTS .......................................           (1,728)             (263)

CASH AND CASH EQUIVALENTS, beginning of period ..............................            2,787             2,855
                                                                                --------------    --------------

CASH AND CASH EQUIVALENTS, end of period ....................................   $        1,059    $        2,592
                                                                                ==============    ==============

Note to Unaudited Interim Financial Statements

The unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, and in the opinion of management, contain all the adjustments (consisting of normal, recurring adjustments), necessary to fairly present BCD's financial position as of July 31, 2001, and the results of its operations for the nine-month periods ended July 31, 2001 and 2000.

PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated balance sheet of the Registrant as of June 29, 2001, and the related unaudited pro forma condensed consolidated statement of operations for the year ended June 29, 2001, give effect to the acquisition of certain assets and liabilities of ADC Telecommunications, Inc.'s, Broadband Communications Division (BCD), as described in Note 1 of the Notes to the Pro Forma Condensed Consolidated Financial Statements, as if the transaction had occurred as of June 29, 2001, in the case of the unaudited pro forma condensed consolidated balance sheet, and as of July 1, 2000, in the case of the unaudited pro forma condensed consolidated statement of operations.

The unaudited pro forma condensed consolidated statement of operations for the year ended June 29, 2001, also gives effect to the Registrant's acquisition of MobileForce Technologies, Inc. (MobileForce) completed on April 27, 2001, as described in Note 2 of the Notes to the Pro Forma Condensed Consolidated Financial Statements, as if the transaction had occurred as of July 1, 2000.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant and should be read in conjunction with the Registrant's historical consolidated financial statements, which have been previously filed in the Company's Annual Report on Form 10-K for the year ended June 29, 2001, the historical consolidated financial statements of BCD, both those included herein and those which have been previously filed by the Registrant on Form 8-K/A, dated August 4, 2001, as amended on October 19, 2001, and the historical financial statements of MobileForce, which have been previously filed by the Registrant on Form 8-K/A, dated April 27, 2001, as amended on July 10, 2001.

Since the unaudited pro forma condensed consolidated financial statements which follow are based upon the financial condition of BCD and operating results of BCD and MobileForce during the periods when they were not under the control or management of the Registrant, the information presented may not be indicative of the results which would have actually been obtained had the acquisitions been completed on July 1, 2000 nor are they indicative of future operating results or financial position.

Consideration for the acquisition was approximately $24,904,000 consisting of a cash payment of $24,596,000 to ADC and direct transaction costs incurred of approximately $308,000. The pro forma information including the allocation of the purchase price is based on management's estimates. An independent valuation of intangible assets has not yet been completed, and as such, the allocations and related tax effects are preliminary and subject to change. For purposes of the pro forma information included, the excess of the purchase price over the allocation to tangible identifiable assets and liabilities has been presumed to be goodwill, and therefore no amortization was reflected in the unaudited pro forma condensed consolidated statement of operations.



                                 C-COR.NET CORP.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)
                                  June 29, 2001


                                                          Historical
                                               --------------------------------       PRO FORMA           PRO FORMA
                                                    C-COR            BCD             ADJUSTMENTS          COMBINED
ASSETS
Current Assets:
  Cash and cash equivalents                            $87,891          $1,059              (39)  (A)          $64,007
                                                                                        (24,904)  (E)
  Marketable securities                                 13,002               -                -                 13,002
  Receivables, net                                      26,593           7,673           (3,340)  (A)           29,092
                                                                                         (1,834)  (C)
  Inventories                                           34,809          40,002             (639)  (A)           54,556
                                                                                        (19,616)  (C)
  Prepaid and other assets                              21,990           2,787             (613)  (A)           25,803
                                                                                          1,639   (B)
                                               -------------------------------------------------       ----------------
    Total current assets                               184,285          51,521          (49,346)               186,460

Property, plant and equipment, net                      21,609           8,460             (212)  (A)           28,982
                                                                                           (875)  (C)                -
Intangible assets, net                                  22,994           1,229                5   (A)           31,209
                                                                                          6,981   (B)
Other assets                                             9,817               -                -                  9,817

                                               -------------------------------------------------       ----------------
                                                     $ 238,705        $ 61,210       $  (43,447)             $ 256,468
                                               -------------------------------------------------       ----------------

LIABILITIES
Current Liabilities:
  Accounts payable                                     $12,723          $7,211         $ (6,413)  (A)          $13,521
  Accrued liabilities                                   18,297           8,238             (621)  (A)           34,960
                                                                                          9,046   (C)
  Current portion of long-term debt                        264           1,000           (1,000)  (A)              264
                                               -------------------------------------------------       ----------------
    Total current liabilities                           31,284          16,449            1,012                 48,745

Long-term debt, less current portion                     1,501             473             (171)  (A)            1,803
Other liabilities                                        2,011               -                -                  2,011

Shareholders' equity                                   203,909          44,288            3,367   (A)          203,909
                                                                                        (47,655)  (D)
                                               -------------------------------------------------       ----------------
                                                     $ 238,705        $ 61,210       $  (43,447)             $ 256,468
                                               =================================================       ================


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.


                                 C-COR.NET CORP.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                        For the Year Ended June 29, 2001

                                                                    Historical
                                                    -------------------------------------------  PRO FORMA  PRO FORMA
                                                        C-COR       MobileForce      BCD        ADJUSTMENTS  COMBINED

Net sales                                                $223,295         $ 501    $ 127,250        $ -      $ 351,046
Cost of sales                                             177,668         1,876      101,955          -        281,499
                                                    ----------------------------------------------------    -----------
Gross margin                                               45,627       (1,375)       25,295          -         69,547

Operating expenses:
  Selling and administrative                               31,011         5,886       41,232          -         78,129
  Research and product development                         17,399         5,363       15,707          -         38,469
  Amortization of goodwill and other intangibles            1,536             -          798      6,142  (A)     8,476
  Acquired in-process technology charge                     1,500                          -          -          1,500
  Goodwill impairment                                           -                     18,453          -         18,453
  Restructuring costs                                      11,031             -        4,734          -         15,765
                                                    ----------------------------------------------------    -----------

Total operating expenses                                   62,477        11,249       80,924      6,142        160,792
                                                    ----------------------------------------------------    -----------

Loss from operations                                     (16,850)      (12,624)     (55,629)     (6,142)       (91,245)

Interest and other income, net                              3,859       (1,886)      (1,398)          -            575
                                                    ----------------------------------------------------    -----------

Loss before income taxes                                 (12,991)      (14,510)     (57,027)     (6,142)       (90,670)

Income tax benefit                                        (5,164)             -     (13,177)     (7,228) (B)   (32,351)
                                                                                                 (6,782) (C)
                                                    ----------------------------------------------------    -----------
Loss from continuing operations                         $ (7,827)    $ (14,510)   $ (43,850)    $ 7,868      $ (58,319)
                                                    ====================================================    ===========

Net loss per share:
  Basic                                                 $  (0.24)                                            $   (1.77)
  Diluted                                               $  (0.24)                                            $   (1.77)

Weighted average common shares and
  common share equivalents
    Basic                                                  32,905                                               32,905
    Diluted                                                32,905                                               32,905


The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                                 C-COR.NET CORP.
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

NOTE 1 - ADJUSTMENTS TO THE BALANCE SHEET

(A) To reflect an adjustment for certain assets and liabilities of BCD that were not acquired or assumed by the Registrant as part of the purchase transaction.

(B) To reflect the excess of acquisition cost over the estimated fair value of net assets acquired. The purchase price and purchase allocation are summarized as follows:

     Purchase price:
       Cash paid to ADC Telecommunications, Inc.                        $24,596
       Direct transaction costs and expenses                                308
                                                                         ------
     Total purchase price                                               $24,904
                                                                         ======
     Allocated to:
       Historical book values of BCD
          assets and liabilities                                        $44,288

       Adjustment in the basis of assets acquired and liabilities
       not assumed as part of the purchase transaction (See A)            3,367

       Fair value adjustments:
         Accounts receivable                                             (1,834)
         Inventory                                                      (19,616)
         Property, plant and equipment                                     (875)
         Accrued liabilities                                             (9,046)

       Deferred tax assets for differences in fair value and tax basis    1,639
                                                                         ------
     Total allocations                                                  $17,923
                                                                         ======

     Excess purchase price over allocation to
       tangible identifiable assets and liabilities                     $ 6,981
                                                                         ======

     The allocation of purchase price is based upon management's estimates and reflect fair market value adjustments to the carrying value of assets acquired and liabilities assumed in the acquisition. The fair market value adjustments primarily include inventories related to certain product lines that became redundant or are being discontinued, as well as certain warranty liabilities assumed in the purchase.

(C) To reflect the fair value adjustments of assets and liabilities acquired (see B).

(D)  To reflect the elimination of shareholder's equity accounts of BCD.

(E) To reflect the consideration paid for the acquisition, which included a cash payment to ADC Telecommunications, Inc. and direct transaction costs and expenses.

NOTE 2 - ADJUSTMENTS TO THE STATEMENT OF OPERATIONS

(A) To reflect the amortization of the goodwill and acquired intangible assets over the estimated useful life of three years for the Registrant's acquisition of MobileForce Technologies, Inc. (MobileForce) from the period of July 1, 2000 through the acquisition date of April 27, 2001.

(B) To reflect the tax effect of goodwill amortization and record tax benefits related to the net loss of MobileForce on a consolidated basis, using the federal statutory rate of 35%. State tax benefits, if any, have not been provided since management believes it is not more likely than not that the Registrant would have realized for state income tax purposes a tax benefit for the net loss of MobileForce in the period presented.

(C) To reflect the additional tax benefit related to net losses of BCD on a consolidated basis, using the federal statutory rate of 35%. State tax benefits, if any, have not been provided since management believes it is not more likely than not that the Registrant would have realized for state income tax purposes a tax benefit for the net loss of BCD in the period presented.










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